THE STRIDE RITE CORPORATION

           FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 1, 1995

                             Addendum 10(vii)


     Robert C. Siegel                        October 21, 1993

     John M. Kelliher                        January 29, 1990

     Jonathan D. Caplan*                     June 1, 1992

     Karen K. Crider                         October 1, 1992

     Robert B. Moore, Jr.                    October 5, 1992

     Dennis Garro                            March 21, 1994

     Gerrald B. Silverman                    March 21, 1994

     Stephen R. DuMont                       October 1, 1994

     C. Madison Riley III                    February 10, 1995

     Diane M. Sullivan                       April 24, 1995






*Mr. Caplan's agreement terminated upon his resignation as President, The Keds Corporation, effective January 2, 1996.